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                                                               EXHIBIT 10.26 (h)

                            SECOND AMENDMENT TO THE
                           PLAYBOY ENTERPRISES, INC.
                              BOARD OF DIRECTORS'
                          DEFERRED COMPENSATION PLAN

     This Second Amendment is made on this __ day of June, 1997, to be effective as of July 1, 1997.

     WHEREAS, Playboy Enterprises, Inc. (the "Company") sponsors the Playboy Enterprises, Inc. Board of Directors' Deferred Compensation Plan (the "Plan"), as established effective October 1, 1992 and amended once thereafter; and

     WHEREAS, pursuant to its reserved power under Section 6.01 of the Plan, the Company wishes to amend the Plan primarily to change the Plan Year to a calendar year, effective January 1, 1998, by creating a short Plan Year from July 1 - December 31, 1997;

     NOW, THEREFORE, the Plan is hereby amended in the following respects:

     1. The following sentence is added to the definition of "Determination Date" in Section 2.10:

               "Effective with the change to a calendar Plan Year beginning January 1, 1998, the last day of each calendar quarter shall be a Determination Date instead of the last day of each fiscal quarter."

     2.   The following sentence is added to the definition of "Plan Year" in
          Section 2.16:

               "Effective for periods beginning on or after January 1, 1998, `Plan Year' shall mean the calendar year, so the Plan Year beginning July 1, 1997 shall be a short year running for six months and ending on December 31, 1997."

     IN WITNESS WHEREOF, this Second Amendment, having been first duly adopted, is executed below by an authorized officer of the Company, to take effect as provided above.

                                        PLAYBOY ENTERPRISES, INC.


                                        By:
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